UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

RealD Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 N. Crescent Drive, Suite 200 Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

(310) 385-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)                             Appointment of Certain Officers.

Effective July 23, 2014, RealD Inc. (the “Company”) appointed Vivian Yang, age 47, as Executive Vice President and General Counsel.  Ms. Yang previously served as Vice President, Business and Legal Affairs since she joined the Company earlier this year.  Prior to joining the Company, Ms. Yang served as Senior Vice President and General Counsel of CityGrid Media, LLC, from March 2009 to March 2014.

There are no transactions in which Ms. Yang has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01.                                        Other Events.

On July 23, 2014, the Company issued a press release reporting Ms. Yang’s promotion.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description
99.1	Press release, dated July 23, 2014, entitled “RealD Promotes Vivian Yang to Executive Vice President and General Counsel.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealD Inc.

Dated: July 25, 2014	By:	/s/ Andrew A. Skarupa
	Name:	Andrew A. Skarupa
	Title:	Chief Financial Officer and Chief Business Development Officer, Cinema